Intangible Assets, Net - Schedule of Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 881
2019	881
2020	881
2021	774
2022	771
Thereafter	3,274
Intangible assets, net	$ 7,462